EXHIBIT 10.32

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
by and among
The Borrowers and Grantors named herein,

And
LI LENDING, LLC
a Delaware limited liability company, as Lender,

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Table of Contents
Article I General Information.    6
Section 1.1    Use of Proceeds.    6
Section 1.2    Conditions to this Agreement    6
Section 1.3    Schedules.    6
Section 1.4    Defined Terms.    6
Article II Advances of the Loan    6
Section 2.1    The Loan.    6
Section 2.2    Conditions Precedent to this Agreement    6
Section 2.3    Security    8
Section 2.4    Liability of Lender    8
Article III Representations and Warranties.    9
Section 3.1    Organization, Power and Authority of Grantor; Loan Documents    9
Section 3.2    Other Documents; Laws.    9
Section 3.3    Taxes.    9
Section 3.4    Legal Actions.    10
Section 3.5    Nature of Loan.    10
Section 3.6    Trade Names.    10
Section 3.7    Financial Statements.    10
Section 3.8    ERISA and Prohibited Transactions.    10
Section 3.9    Compliance with Zoning and Other Requirements; Borrower’s Trade and Business    10
Section 3.10    Plans and Specifications.    11
Section 3.11    Building Permits; Other Permits    11
Section 3.12    Utilities    11
Section 3.13    Access; Roads.    11
Section 3.14    Other Liens.    11
Section 3.15    No Material Adverse Change.    11
Section 3.16    Defaults    12
Section 3.17    OFAC and Other Sanctions    12
Section 3.18    Title    12
Section 3.19    Anti-Money Laundering    12
Article IV Affirmative Covenants and Agreements.    12
Section 4.1    Commencement and Completion of Construction; Compliance with Laws; Use of Proceeds.    13
Section 4.2    Approval of Construction.    13
Section 4.3    Intentionally Omitted    13
Section 4.4    Compliance with Laws; Encroachments.    13
Section 4.5    Inspections; Cooperation.    13
Section 4.6    Contracts, Vouchers and Receipts    14

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Section 4.7    Payment and Performance of Contractual Obligations    14
Section 4.8    Correction of Construction Defects    14
Section 4.9    Insurance    14
Section 4.10    Adjustment of Condemnation and Insurance Claims    16
Section 4.11    Utilization of Net Proceeds.    16
Section 4.12    Management    17
Section 4.13    Books and Records; Financial Statements; Tax Returns    17
Section 4.14    Estoppel Certificates    18
Section 4.15    Taxes.    18
Section 4.16    Lender's Rights to Pay and Perform    18
Section 4.17    Reimbursement; Interest    19
Section 4.18    Notification by Borrower    19
Section 4.19    Indemnification by Borrower    19
Section 4.20    Fees and Expenses    20
Section 4.21    Appraisals.    20
Section 4.22    Leasing    20
Section 4.23    Income from Property    20
Section 4.24    Board Composition.    20
Article V Negative Covenants.    21
Section 5.1    Conditional Sales    21
Section 5.2    Changes to Plans and Specifications    21
Section 5.3    Insurance Policies and Bonds    21
Section 5.4    Commingling    21
Section 5.5    No Additional Debt    21
Section 5.6    Sanctions.    22
Section 5.7    No Sale without Lender Consent    22
Section 5.8    No additional Liens    22
Section 5.9    No Name Change; Jurisdiction Change    22
Article VI Events of Default    22
Section 6.1    Payment Default    22
Section 6.2    Default Under Other Loan Documents.    22
Section 6.3    Accuracy of Information; Representations and Warranties.    23
Section 6.4    Deposits.    23
Section 6.5    Insurance Obligations    23
Section 6.6    Other Obligations    23
Section 6.7    Progress of Construction.    23
Section 6.8    Damage to Improvements    23
Section 6.9    Lapse of Permits or Approvals.    23
Section 6.10    Intentionally Omitted    24
Section 6.11    Mechanic's Lien    24
Section 6.12    Survey Matters.    24
Section 6.13    General Contractor Default    24
Section 6.14    Intentionally Omitted    24
Section 6.15    Bankruptcy    24

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Section 6.16    Appointment of Receiver, Trustee, Liquidator    24
Section 6.17    Inability to Pay Debts    24
Section 6.18    Judgment    24
Section 6.19    Dissolution; Change in Business Status.    25
Section 6.20    Intentionally Omitted    25
Section 6.21    Intentionally Omitted    25
Section 6.22    Material Adverse Change.    25
Section 6.23    Forfeiture    25
Section 6.24    Guaranty    25
Article VII Remedies on Default    25
Section 7.1    Remedies on Default    25
Section 7.2    No Release or Waiver; Remedies Cumulative and Concurrent    27
Article VIII Miscellaneous.    28
Section 8.1    Further Assurances; Authorization to File Documents.    28
Section 8.2    No Warranty by Lender    28
Section 8.3    Standard of Conduct of Lender    28
Section 8.4    No Partnership    29
Section 8.5    Severability    29
Section 8.6    Authorized Signers    29
Section 8.7    Notices.    29
Section 8.8    Permitted Successors and Assigns; Disclosure of Information    30
Section 8.9    Third Parties; Benefit    31
Section 8.10    Rules of Construction.    31
Section 8.11    Counterparts; Electronic Signatures    31
Section 8.12    Signs; Publicity    32
Section 8.13    Governing Law    32
Section 8.14    Time of Essence.    32
Section 8.15    Electronic Communications    32
Section 8.16    Forum    32
Section 8.17    Joint and Several Liability; Single Loan Account    32
Section 8.18    WAIVER OF JURY TRIAL    33
Section 8.19    USA Patriot Act Notice    34
Section 8.20    Entire Agreement    35
Section 8.21    WASHINGTON NOTICE    35

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Schedules to Amended and Restated Loan and Security Agreement
Schedule 1	Definitions

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AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”)
is made as of the 17th day of December, 2020 (“Effective Date”), by and among LINCHPIN INVESTORS, LLC, a Delaware limited liability company, 401 EAST MAIN STREET LLC, a Delaware limited liability company, IL GROWN MEDICINE LLC, an Illinois limited liability company, 8554 S. COMMERCIAL AVE, LLC, a Delaware limited liability company, 883 HYDE PARK AVE, LLC, a Delaware limited liability company, HEALTHY PHARMS, INC., a Massachusetts corporation, and CANNEX CALIFORNIA CAPITOL HOLDINGS, INC., a California corporation (each a Borrower and together referred to herein as a “Borrower” and referred to collectively as the “Borrowers”), and 4FRONT HOLDINGS NEVADA CORP., a Nevada corporation, BRIGHTLEAF DEVELOPMENT, LLC, a
Washington limited liability company, REAL ESTATE PROPERTIES LLC, a Washington limited liability company, AG-GROW IMPORTS, LLC, a Washington limited liability company, FULLER HILL DEVELOPMENT CO. LLC, a Washington limited liability company, PURE RATIOS HOLDING INC., a Delaware corporation, 4FRONT U.S. HOLDINGS, INC., a Delaware corporation, 4FRONT HOLDINGS, LLC, a Delaware limited liability company, 4FRONT ADVISORS, LLC, a Delaware limited liability company, MISSION PARTNERS USA, LLC, a Delaware limited liability company, MISSION PARTNERS IP, LLC, a Delaware limited liability company, 4FRONT VENTURES CORP., a corporation organized under the laws of British Columbia, PHX INTERACTIVE LLC, an Arizona limited liability company, PURE RATIOS HOLDINGS INC., a Delaware corporation, and ADROIT CONSULTING GROUP LLC, a Maryland limited liability company (along with each Borrower and the Borrowers, each a “Grantor” and together the “Grantor” and collectively the “Grantors”) and LI LENDING, LLC, a Delaware limited liability company (“Lender”). This Agreement amends and restates the Construction Loan Agreement between Borrowers and Lender dated effective as of May 10, 2020, as amended by that Modification to Promissory Note and Loan Documents, in its entirety.
Recitals
Each Borrower has obtained from Lender one or more loans to finance the payment of interest on such loans and certain costs related to the acquisition, refinance, construction and/or development of improvements on real property and personal property used in the operation of such real property (including but not limited to equipment) by Borrower, including without limitation both fee and leasehold interests.
Borrowers have requested Lender’s approval to sell certain properties located at 401 East Main Street, Georgetown, MA 01833 and 9603 and 9631 Lathrop Industrial Drive SW in Olympia, WA 98512 (“Sold Properties”) and Lender’s approval to use the sale proceeds to pay any and all amounts outstanding on the loans (“GGP Loans”) from Gotham Green Partners (“GGP”) and discharge the obligations under the GGP Loans.

Lender has consented to the sales and release of its liens on the Sold Properties and Borrowers use of the sale proceeds to pay GGP on the condition that GGP releases and terminates any and interest they have in the collateral securing the GGP Loans (“GGP Collateral”) and Lender becoming the senior lender and obtaining a first position security interest in the GGP Collateral, among other things, all on the terms and conditions of this Agreement.
Now, therefore, in consideration of the premises, and in further consideration of the mutual covenants and agreements herein set forth, the parties covenant and agree as follows:

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Agreements

Article I General Information.
Section 1.1 Use of Proceeds.
Each Borrower shall use the proceeds of the Loan made under this Agreement for a Permitted
Use.

Section 1.2 Conditions to this Agreement.
The conditions precedent to this Agreement are set forth in Section 2.2. Section 1.3 Schedules.
The Schedules attached to this Agreement are incorporated herein and made a part hereof. Section 1.4 Defined Terms.
Capitalized terms in this Agreement shall have the meanings ascribed to such terms in the Preamble hereto and in Schedule 1.
Article II Advances of the Loan.
Section 2.1 The Loan.
Borrower and Lender acknowledge and stipulate that as of the Effective Date the outstanding principal balance outstanding on the Note is Forty Three Million and No/100 Dollars ($43,000,000.00). Borrower prepaid to Lender principal in the amount of Two Million and 00/100 Dollars ($2,000,000). Interest shall accrue and be payable in arrears only on sums advanced under the Note and hereunder for the period of time outstanding and shall be payable as set forth in the Note. The Loan is not a revolving loan; amounts repaid may not be re-borrowed.
Section 2.2 Conditions Precedent to this Agreement.
Lender’s obligation to release its liens on the Sold Properties and enter into this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports and other items required under this Agreement to be in form and substance satisfactory to Lender:

(a)All requisite corporate action and proceedings in connection with this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which the Lender may have requested in connection therewith, such documents where requested by the Lender or its counsel to be certified by appropriate corporate officers, members, managers or governmental authorities.

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(b)Borrowers shall have duly executed by the appropriate parties and delivered to Lender in form and substance reasonably satisfactory to Lender an Amended and Restated Promissory Note.
(c)4Front Ventures shall have duly executed by the appropriate parties and delivered to Lender in form and substance reasonably satisfactory to Lender a Warrant Certificate granting Lender up to Ten Million and 00/100 ($10,000,000) in warrants at the market price as of the Effective Date.
(d)Each Grantor shall have duly executed by the appropriate party and delivered to Lender in form and substance reasonably satisfactory to Lender any and all documents and other instruments, including but not limited to additional security agreements, pledge agreements, trademark security agreements, mortgages, deeds of trust and certificates granting Lender a first position security interest in any and all assets now owned or hereafter acquired by Grantors, including, but not limited to the Collateral, all within thirty (30) days of the Effective Date.
(e)The obligations on the GGP Loans shall have been discharged and GGP shall have terminated and released any and all interest in the GGP Collateral.
(f)The Lender Director shall be appointed to the Board of Directors of 4Front Ventures on or before December 21, 2020.
(g)Grantors shall have provided Lender with a certified copy of all Governing Documents, together with a certified copy of resolutions properly adopted by the members of the Borrower and Grantor, under which the members authorized the execution and delivery of this Agreement, the Note, the Security Instruments and any other Loan Documents, and to consummate the borrowings and grant the security contemplated under this Agreement within thirty (30) days of the Effective Date.
(h)Grantors shall provide Lender with copies of any and all leases and execute any and all mortgages, deeds of trust or other security agreements to grant Lender a first position security interest in such leasehold interests.
(i)The other Loan Documents and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance satisfactory to the Lender.
(j)Each document (including any Uniform Commercial Code financing statements) required by the Loan Documents or under law or reasonably requested by Lender shall be in proper form for filing, registration or recordation and shall be recorded within thirty (30) days of the Effective Date.
(k)There shall exist no Event of Default or condition which would constitute an Event of Default under this Agreement or the other Loan Documents.
(l)The representations and warranties of the Borrowers and Grantors contained in this Agreement and the Guaranty by Guarantor shall be true and correct in all material respects and all covenants, agreements and conditions contained in this Agreement to be performed by the Borrowers shall have been performed or complied with in all material respects.
(m)There shall have been no material adverse change in the financial condition, business, affairs or prospects of any of the Borrowers, Grantors or the Guarantor, and the Borrowers, Grantors or Guarantor shall not have suffered any material loss (whether or not insured) by reason of physical damage caused by fire, earthquake, accident, theft or other calamity which substantially affects the value of its assets, properties or business.

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Section 2.3 Security.
The proceeds of the Loan advanced hereunder shall be secured by a first position security interest in any and all assets owned and hereafter acquired by a Grantor. Each Grantor hereby pledges, collaterally assigns and transfers to the Lender, and hereby grants to the Lender a first position security interest in any and all of the Collateral, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, wherever located, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:
(a)Each Grantor acknowledges that: (i) value has been given; (ii) the Grantor has rights in the Collateral (other than after-acquired Collateral); and (iii) the parties have not agreed to postpone the time for attachment of the Security Interest. Each Grantor acknowledges that the security interest in this Agreement shall attach to existing Collateral upon the execution of this Agreement and to each item of after-acquired Collateral at the time that the Grantor acquires rights in such after-acquired Collateral.

(b)Each Grantor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral, without the signature of such Grantor, in such form (if no signature is required) and in such offices as the Lender determines appropriate to perfect the security interests of the Lender under this Agreement. Each Grantor authorizes the Lender to use the collateral description “all personal property”, “all assets” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of any other applicable state, in any such financing statements. Such Grantor also hereby ratifies its authorization for Lender to have filed any initial financing statement or amendment thereto under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof. Each Grantor hereby (i) waives any right under the Uniform Commercial Code or any other applicable law to receive notice and/or copies of any filed or recorded financing statements, amendments thereto, continuations thereof or termination statements and (ii) releases and excuses each Lender from any obligation under the Uniform Commercial Code or any other applicable law to provide notice or a copy of any such filed or recorded documents

(c)At any time and from time to time, upon the written request of the Lender, and at the sole expense of such Grantor, such Grantor will promptly duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, and (ii) in the case of Investment Property, Deposit Accounts, Securities Entitlements, Letter-of-Credit Rights and any other relevant Collateral, taking any actions reasonably necessary to enable the Agent to obtain “control” (within the meaning of the Uniform Commercial Code) with respect thereto, subject to the requirements of this Agreement.
Section 2.4 Liability of Lender.
Lender shall in no event be responsible or liable to any Person other than Borrowers for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the General Contractor, Construction Inspector nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Agreement or the other Loan Documents. The Loan has been fully disbursed and each Borrower hereby acknowledges and agrees that it has no claims, offsets, defenses,

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counterclaims or causes of action in connection with the Loan Documents or otherwise against Lender. Borrower hereby forever releases and discharges Lender, Lender’s predecessor in interest, and the officers, directors, and employees of each of and from any and all claims, offsets, defenses, counterclaims, causes of action, or liabilities of any kind or nature, now known or hereafter discovered, from whatever cause arising (collectively, the “Claims”), all of which Claims are expressly hereby waived, which release, discharge and waiver is unconditional, immediate, and binding on Borrower and their respective successors in interest, for all purposes in all proceedings hereafter, including without limitation, any proceedings under the United States Bankruptcy Code. This waiver and release of Claims is a material and expressly bargained-for consideration of this Agreement, severable, and independently enforceable notwithstanding a finding that any other provision hereof is unenforceable.
Article III Representations and Warranties.
Each Borrower and Grantor, as applicable, represents and warrants to Lender, on behalf of itself and each other Borrower and Grantor hereunder, as of the Effective Date and until such time as all Obligations shall be indefeasibly paid and performed in full, the following:
Section 3.1 Organization, Power and Authority of Grantor; Loan Documents.
Grantor (a) is a limited liability company, corporation or partnership, as applicable, duly organized, existing and in good standing under the Laws of the state in which it is organized and is duly qualified to do business and in good standing in the state in which the Land and other Collateral is located (if different from the state of its formation) and in any other state where the nature of Grantor's business or property requires it to be qualified to do business, and (b) has the power, authority and legal right to own its property and carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents. The Loan Documents to which Grantor is a party have been duly executed and delivered by Grantor, and the execution and delivery of, and the carrying out of the transactions contemplated by, such Loan Documents, and the performance and observance of the terms and conditions thereof, have been duly authorized by all necessary organizational action by and on behalf of Grantor. The Loan Documents to which Grantor is a party constitute the valid and legally binding obligations of Grantor and are fully enforceable against Grantor in accordance with their respective terms, except to the extent that such enforceability may be limited by Laws generally affecting the enforcement of creditors' rights.
Section 3.2 Other Documents; Laws.
The execution and performance of the Loan Documents to which Grantor is a party and the consummation of the transactions contemplated thereby will not conflict with, result in any breach of, or constitute a default under, the organizational documents of Grantor, or any contract, agreement, document or other instrument to which Grantor is a party or by which Grantor or any of its properties may be bound or affected, and such actions do not and will not, to the best of Grantor’s knowledge, violate or contravene any Law to which Grantor, the Property, or any tenant under any Lease is subject.
Section 3.3 Taxes.
Grantor has filed all federal, state, county and municipal tax returns required to have been filed by Grantor and has paid all Taxes which have become due pursuant to such returns or pursuant to any tax assessments received in writing by Grantor.

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Section 3.4 Legal Actions.
There are no Claims or investigations by or before any court or Governmental Authority, pending, or to the best of Grantor's knowledge and belief, threatened against or affecting Grantor, Grantor's business or the Property or Collateral. To the best of Grantor’s knowledge, Grantor is not in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority affecting Grantor or the Property or the Collateral.
Section 3.5 Nature of Loan.
Grantor is a business or commercial organization. The Loan is being obtained solely for business or investment purposes, and will not be used for personal, family, household or agricultural purposes.
Section 3.6 Trade Names.
Borrower and Grantor conducts its business solely under the name set forth in the Preamble to this Agreement or any Addendum attached hereto and makes use of no trade names in connection therewith, unless such trade names have been previously disclosed to Lender in writing.
Section 3.7 Financial Statements.
The financial statements heretofore delivered by Grantor and Guarantor to Lender are true and correct in all material respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof.
Section 3.8 ERISA and Prohibited Transactions.
As of the date hereof and throughout the term of the Loan: (a) Grantor is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of ERISA, (ii) a “governmental plan” within the meaning of Section 3(32) of ERISA, or (iii) a “plan” within the meaning of Section 4975(e) of the Code;
(b) the assets of Grantor do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in Section 2510.3-101 of Title 29 of the Code of Federal Regulations; (c) transactions by or with Grantor are not and will not be subject to state statutes applicable to Grantor regulating investments of fiduciaries with respect to governmental plans; and (d) Grantor will not engage in any transaction that would cause any Obligation or any action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Security Instruments or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. Grantor agrees to deliver to Lender such certifications or other evidence of compliance with the provisions of this Section as Lender may from time to time reasonably request.
Section 3.9 Compliance with Zoning and Other Requirements; Borrower’s Trade and Business.
To the best of Borrower’s knowledge, (i) the anticipated use of the Property complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Land; (ii) all use and other requirements of any Governmental Authority having jurisdiction over the Property have been satisfied; and
(iii) no material violation of any Law exists with respect to the Property. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Lender expressly acknowledges and agrees that Borrower’s trade and business involves the production and distribution of cannabis and

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cannabis-related products and that Borrower shall not be in breach or default of any representation, warranty, covenant, requirement or restriction set forth herein or in any of the other Loan Documents as a result of engaging in said trade and business and operating the Property in furtherance of said trade and business.
Section 3.10    Plans and Specifications.
The Plans and Specifications are complete and adequate for the Construction of the Improvements. The Plans and Specifications have been approved by all Governmental Authorities having or claiming jurisdiction over the Property and by the beneficiary of each restrictive covenant affecting the Property whose approval is required. To the best of Borrower's knowledge, the Improvements, if constructed substantially in accordance with the Plans and Specifications, will fully comply with all applicable Laws.
Section 3.11    Building Permits; Other Permits.
All building, construction and other permits necessary or required in connection with the Construction of the Improvements have been validly issued or will be issued in a timely manner by a date sufficient to ensure commencement of construction and Completion of Construction in accordance with the Project Schedule. All required fees have been paid and bonds and/or other security have been posted in connection with all permits that have been issued, and adequate amounts are included in the Borrower’s budget to pay all fees and the cost of all bonds and other security in connection with permits to be issued in the future. Following the issuance thereof, all permits will remain in full force and effect.
Section 3.12    Utilities.
All utility services necessary for the Construction of the Improvements and the operation thereof for their intended purposes are available at the boundaries of the Land (or will be available upon the completion of work shown in the Plans and Specifications), including telephone service, cable television, water supply, storm and sanitary sewer facilities, natural gas and electric facilities, including cabling for telephonic and data communication, and the capacity to send and receive wireless communication.
Section 3.13    Access; Roads.
All roads and other accesses necessary for the Construction of the Improvements and full utilization thereof for their intended purposes have either been completed or the necessary rights of way therefor have either been acquired by the appropriate Governmental Authority, or have been dedicated to public use and accepted by such Governmental Authority and all necessary steps have been taken by Borrower or such Governmental Authority to assure the complete construction and installation thereof by a date sufficient to ensure the Completion of Construction of the Improvements in accordance with the Project Schedule.
Section 3.14    Other Liens.
Except for contracts for labor, materials and services furnished or to be furnished in connection with the Construction of the Improvements, Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property.
Section 3.15    No Material Adverse Change.
No material adverse change has occurred in the financial condition of Grantor or Guarantor from that reflected in the financial statements of Grantor or Guarantor provided to Lender in connection with

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Lender's approval of the Loan, and no material additional liabilities have been incurred by Grantor since the dates of such statements other than the borrowings contemplated herein or as approved in writing by Lender.
Section 3.16    Defaults.
There is no Event of Default under any of the Loan Documents that is continuing beyond expiration of any applicable notice and/or cure period, and there is no default or event of default under any material contract, agreement or other document related to the Construction of the Improvements or the operation thereof.
Section 3.17    OFAC and Other Sanctions.
Neither Grantor nor any of its subsidiaries or Affiliates (collectively, the “Company”) or, to the knowledge of the Company, any director, officer, employee, agent, Affiliate or representative of the Company is a Person currently the subject of any Sanctions, nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions.
Section 3.18    Title.
Except as contemplated by this Agreement or as previously disclosed to and approved by Lender in writing, each Grantor owns and has good title to the Property and Collateral free and clear of any Liens or Security Interests except those of Lender.
Lender represents and warrants to Borrower, as of the closing of the Loan and the Effective Date, the following:
Section 3.19    Anti-Money Laundering.
The operations of the Lender and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Lender and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Lender or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Lender, threatened.

Article IV
Affirmative Covenants and Agreements.
Each Borrower and Grantor, as applicable covenants, on behalf of itself and each other Borrower and Grantor hereunder, as of the closing of the Loan and until such time as all Obligations shall be indefeasibly paid and performed in full, the following:

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Section 4.1 Commencement and Completion of Construction; Compliance with Laws; Use of Proceeds.
Borrower shall at all times act in good faith and use commercially reasonable efforts to cause the Construction of the Improvements to be commenced and prosecuted in a good and workmanlike manner and shall cause the same to be completed in accordance with the Project Schedule and substantially in accordance with the Plans and Specifications. Borrower shall comply with all Laws and all orders, writs, injunctions, decrees and demands of any court or any Governmental Authority affecting Borrower or the Property. Borrower shall use all proceeds of the Loan for the purposes contemplated herein and which are not in contravention of any Law or any Loan Document.
Section 4.2 Approval of Construction.
No work associated with the Construction of the Improvements shall be commenced by Borrower unless and until the Plans and Specifications have been approved by Lender (such approval not to be unreasonably withheld, conditioned or delayed), by all Governmental Authorities having or claiming jurisdiction over the Land and Improvements, by the beneficiary of any applicable restrictive covenant whose approval is required, and by any other party whose approval is required under applicable agreements, and unless and until all building, construction and other permits necessary or required in connection with the Construction of the Improvements have been validly issued and all fees, bonds and any other security required in connection therewith have been paid or posted.
Section 4.3 Intentionally Omitted.
Section 4.4 Compliance with Laws; Encroachments.
The Improvements shall be constructed and operated in accordance with all applicable (whether present or future) Laws. The Improvements shall be constructed entirely on the Land and shall not encroach upon any easement or right-of-way, or upon the land of others. Construction of the Improvements shall occur wholly within all applicable building restriction lines and set-backs, however established, and the Construction of the Improvements and their operations shall be in strict compliance with all applicable use or other restrictions and the provisions of any prior agreements, declarations, covenants and all applicable zoning and subdivision ordinances and regulations. Borrower shall obtain, preserve and maintain in good standing, as applicable, all rights, privileges and franchises necessary or desirable for the operation of the Property and the conduct of Borrower's business thereon or therefrom.
Section 4.5 Inspections; Cooperation.
Borrower shall permit representatives of Lender and the Construction Inspector to enter upon the Land during weekdays anytime between 9:00 am and 5:00 pm (local time), to inspect the Improvements and any and all materials to be used in connection with the Construction of the Improvements, to inspect and examine all detailed plans and shop drawings and similar materials as well as all books and records of Borrower (regardless of where maintained) and all supporting vouchers and data and to make copies and extracts therefrom and to discuss the affairs, finances and accounts pertaining to the Loan and the Improvements with representatives of Borrower. Borrower shall at all times cooperate and cause the General Contractor and each and every one of its subcontractors and material suppliers to cooperate with the representatives of Lender and the Construction Inspector in connection with or in aid of the performance of Lender's functions under this Agreement. Except in the event of an emergency, Lender shall give

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Borrower at least forty-eight (48) hours' notice by telephone in each instance before entering upon the Land and/or exercising any other rights granted in this Section.
Section 4.6 Contracts, Vouchers and Receipts.
Borrower shall furnish to Lender, promptly on demand, any contracts, subcontracts, bills of sale, statements, receipted vouchers or other agreements relating to the Construction of the Improvements, including any such items pursuant to which Borrower has any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into the Improvements. Borrower shall furnish to Lender, promptly on demand, a verified written statement, in such form and detail as Lender may require, setting forth the names and addresses of all contractors, subcontractors and suppliers furnishing labor or materials in the Construction of the Improvements and showing all amounts paid for labor and materials and all items of labor and materials furnished or to be furnished for which payment has not been made and the amounts to be paid therefor.
Section 4.7 Payment and Performance of Contractual Obligations.
Borrower shall perform in a timely manner all of its material obligations under the Architect's Contract, the Construction Contract and any and all other contracts and agreements related to the Construction of the Improvements or the operation thereof, and Borrower will pay when due (subject to any applicable notice and/or cure period) all bills for services or labor performed and materials supplied in connection with the Construction of the Improvements. Within thirty (30) days after the filing of any mechanic's lien or other lien or encumbrance against the Property, Borrower will promptly discharge the same by payment or filing a bond or otherwise as permitted by Law. So long as Lender's security has been protected by the filing of a bond or otherwise in a manner satisfactory to Lender in its sole discretion, Borrower shall have the right to contest in good faith any claim, lien or encumbrance, provided that Borrower does so diligently and without prejudice to Lender or delay in completing Construction of the Improvements.
Section 4.8 Correction of Construction Defects.
Promptly following any demand by Lender, Borrower shall correct or cause the correction of any known structural defects in the Improvements, any work not of good quality, any work that fails to comply with the requirements of Section 4.4 and any material departures or deviations from the Plans and Specifications not approved in writing by Lender.
Section 4.9 Insurance.
Borrower and Grantor (as applicable) shall maintain the following insurance, as applicable, at its sole cost and expense:
(a)Insurance against Casualty to the Property and Collateral under a policy or policies covering such risks as are presently included in “special form” (also known as “all risk”) coverage, including such risks as are ordinarily insured against by similar businesses, but in any event including fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, damage from aircraft, smoke, vandalism, malicious mischief and acts of terrorism. Such insurance shall name Lender as mortgagee and loss payee. Unless otherwise agreed in writing by Lender, such insurance shall be for the full insurable value of the Property, with a deductible amount, if any, satisfactory to Lender. No policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage

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required by this Section by reason of co-insurance provisions or otherwise. The term “full insurable value” means one hundred percent (100%) of the actual replacement cost of the Property (excluding excavation costs and costs of underground flues, pipes, drains and other uninsurable items).
(b)Comprehensive (also known as commercial) general liability insurance on an “occurrence” basis against claims for “personal injury” liability and liability for death, bodily injury and damage to property, products and completed operations, in limits reasonably satisfactory to Lender with respect to any one occurrence and the aggregate of all occurrences during any given annual policy period. Such insurance shall name Lender as an additional insured.
(c)Workers' compensation insurance for all employees of Borrower in such amount as is required by Law and including employer's liability insurance, if required by Lender.
(d)During any period of construction upon the Property, Borrower shall maintain, or cause others to maintain, builder's risk insurance (non-reporting form) of the type customarily carried in the case of similar construction for one hundred percent (100%) of the full replacement cost of work in place and materials stored at or upon the Property.
(e)If at any time any portion of any structure on the Property is insurable against Casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy on the structure and Borrower owned contents in form and amount acceptable to Lender but in no amount less than the amount sufficient to meet the requirements of applicable Law as such requirements may from time to time be in effect. The flood insurance policy on contents shall be required upon completion of the structure or any unit or component thereof, or as soon thereafter as a flood insurance policy on such contents may be obtained.
(f)Loss of rental value insurance or business interruption insurance in an amount acceptable to Lender.
(g)Such other and further insurance as may be reasonably required from time to time by Lender in order to comply with regular requirements and practices of Lender in similar transactions including, if required by Lender, boiler and machinery insurance, pollution liability insurance, wind insurance and earthquake insurance, so long as any such insurance is generally available at commercially reasonable premiums as determined by Lender from time to time.
In addition to the foregoing, Borrower shall cause the General Contractor to provide and maintain comprehensive (commercial) general liability insurance and workers' compensation insurance for all employees of the General Contractor meeting, respectively, the requirements of Subsections (b) and (c), above.
Each policy of insurance (i) shall be issued by one or more insurance companies each of which must have an A.M. Best Company financial and performance rating of A-IX or better and are qualified or authorized by the Laws of the State to assume the risks covered by such policy, (ii) with respect to the insurance described under the preceding Subsections (a), (d), (e) and (f), shall have attached thereto standard non-contributing, non-reporting mortgagee clauses in favor of and entitling Lender without contribution to collect any and all proceeds payable under such insurance, either as sole payee or as joint payee with Borrower, (iii) shall provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to Lender, and (iv) shall provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Borrower which might, absent such agreement, result

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in a forfeiture of all or a part of such insurance payment. Borrower shall promptly pay all premiums when due on such insurance and, not less than thirty (30) days prior to the expiration dates of each such policy, Borrower will deliver to Lender acceptable evidence of insurance, such as a renewal policy or policies marked “premium paid” or other evidence satisfactory to Lender reflecting that all required insurance is current and in force. Borrower will immediately give Notice to Lender of any cancellation of, or change in, any insurance policy. Lender shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (A) the existence, nonexistence, form or legal sufficiency thereof, (B) the solvency of any insurer, or (C) the payment of losses. Borrower may satisfy any insurance requirement hereunder by providing one or more “blanket” insurance policies, subject to Lender's approval in each instance as to limits, coverages, forms, deductibles, inception and expiration dates, and cancellation provisions.
Section 4.10    Adjustment of Condemnation and Insurance Claims.
Borrower shall give prompt Notice to Lender of any Casualty or any Condemnation or Condemnation threatened in writing impacting more than five percent (5%) of the value of the Property, as determined by Lender. Lender is authorized, at its sole and absolute option, to commence, appear in and prosecute, in its own or Borrower's name, any action or proceeding relating to any Condemnation or Casualty, and to make proof of loss for and to settle or compromise any Claim in connection therewith. In such case, Lender shall have the right to receive all Condemnation Awards and Insurance Proceeds, and may deduct therefrom any and all of its reasonable Expenses. However, so long as no Event of Default has occurred and is continuing beyond expiration of any applicable notice and/or cure period and Borrower is diligently pursuing its rights and remedies with respect to a Claim, Lender will obtain Borrower's written consent (which consent shall not be unreasonably withheld or delayed) before making proof of loss for or settling or compromising such Claim. Borrower agrees to diligently assert its rights and remedies with respect to each Claim and to promptly pursue the settlement and compromise of each Claim subject to Lender's approval, which approval shall not be unreasonably withheld or delayed. If, prior to the receipt by Lender of any Condemnation Award or Insurance Proceeds, the Property shall have been sold pursuant to the provisions of the Security Instruments, Lender shall have the right to receive such funds (a) to the extent of any deficiency found to be due upon such sale with interest thereon (whether or not a deficiency judgment on the Security instruments shall have been sought or recovered or denied), and (b) to the extent necessary to reimburse Lender for its Expenses. If any Condemnation Awards or Insurance Proceeds are paid to Borrower, Borrower shall receive the same in trust for Lender. Within ten (10) days after Borrower's receipt of any Condemnation Awards or Insurance Proceeds, Borrower shall deliver such awards or proceeds to Lender in the form in which they were received, together with any endorsements or documents that may be necessary to effectively negotiate or transfer the same to Lender. Borrower agrees to execute and deliver from time to time, upon the request of Lender, such further instruments or documents as may be requested by Lender to confirm the grant and assignment to Lender of any Condemnation Awards or Insurance Proceeds.
Section 4.11    Utilization of Net Proceeds.
(a)Net Proceeds must be utilized either for payment of the Obligations or for the restoration of the Property. Net Proceeds may be utilized for the restoration of the Property only if no Event of Default shall exist and only if in the reasonable judgment of Lender (i) there has been no material adverse change in the financial viability of the construction or operation of the Improvements, (ii) the Net Proceeds, together with other funds deposited with Lender for that purpose, are sufficient to pay the cost of the restoration pursuant to a budget and plans and specifications approved by Lender in its reasonable discretion, and (iii) the restoration can be completed prior to the final maturity of the Loan. Otherwise, Net Proceeds shall be

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utilized for payment of the Obligations. To the extent Net Proceeds are utilized for the payment of the Obligations, said payments shall be subject to the payment of the applicable Exit Fee as set forth in the Note.
(b)If Net Proceeds are to be utilized for the restoration of the Property, the Net Proceeds, together with any other funds deposited with Lender for that purpose, must be deposited in an interest- bearing account with Lender, which account will be assigned to Lender as additional security for the Loan. The account will be opened, managed and controlled in a manner consistent with the Funding Account. Disbursements of funds from the account will be made in a manner consistent with, and subject to, the requirements for the closing and funding of the Loan and the terms of this Agreement regarding the disbursement of Loan proceeds.
Section 4.12    Management.
Borrower at all times shall provide for the competent and responsible management and operation of the Property. At all times, Borrower shall cause the Property to be managed by an Approved Manager. Any management contract or contracts affecting the Property must be approved in writing by Lender prior to the execution of the same, such approval not to be unreasonably withheld, conditioned or delayed.
Section 4.13    Books and Records; Financial Statements; Tax Returns.
Borrower, Guarantor and each Grantor, as applicable, shall provide or cause to be provided to Lender all of the following:
4.13.1Financial statements of Grantor for each fiscal year of such reporting party, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year.
4.13.2Financial statements of each Guarantor for each fiscal year of such reporting party, as soon as reasonably practicable and in any event within one hundred fifty (150) days after the close of each fiscal year.
4.13.3After the Improvements are placed in operation, for each calendar quarter (and for the fiscal year through the end of that quarter) property operating statements which include all income and expenses in connection with the Property. Items provided under this paragraph shall be in form and detail satisfactory to Lender.
4.13.5Copies of filed income tax returns (United States and Canada, if applicable) and any extensions thereof, of each Grantor and Guarantor for each taxable year (with all K-1s and other forms and supporting schedules attached if an individual), within thirty (30) days after filing the same.
4.13.6From time to time, upon Lender’s request, such additional information, reports and statements respecting the Property and the Improvements and Collateral, as Lender may reasonably request.
Grantor will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and the operation thereof. All financial statements shall be in form and detail reasonably satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Lender to certify that the financial statements are furnished to Lender in connection with the extension of credit by Lender and constitute a true and correct statement in all

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material respects of the reporting party's financial position. All certifications and signatures on behalf of corporations, partnerships, limited liability companies or other entities shall be by a representative of the reporting party reasonably satisfactory to Lender. All financial statements for a reporting party who is an individual shall be on Lender's then-current personal financial statement form or in another form reasonably satisfactory to Lender. All fiscal year-end Financial Statements of Grantor and each entity Guarantor may be prepared by the applicable reporting party and shall include a minimum of a balance sheet, income statement, and statement of cash flow. All quarterly Financial Statements may be prepared by the applicable reporting party and shall include a minimum of a balance sheet, income statement, and statement of cash flow. Grantor shall provide, upon Lender's request, convenient facilities for the audit and verification of any such statement. Additionally, Grantor will provide Lender at Grantor's expense with all evidence that Lender may from time to time reasonably request as to compliance with all provisions of the Loan Documents, but in no event shall such request be made by Lender more than once each quarter unless such information suggests, in Lender’s discretion, that Grantor is not in compliant with the Loan Documents. Grantor shall promptly notify Lender of any event or condition that could reasonably be expected to have a material adverse change in the financial condition of Grantor or Guarantor, the value of the Property or in the construction progress of the Improvements.
Section 4.14    Estoppel Certificates.
Within ten (10) days after any request by Lender or a proposed assignee or purchaser of the Loan or any interest therein, Borrower shall certify in writing to Lender, or to such proposed assignee or purchaser, the then unpaid balance of the Loan and whether Borrower claims any right of defense or setoff to the payment or performance of any of the Obligations, and if Borrower claims any such right of defense or setoff, Borrower shall give a detailed written description of such claimed right.
Section 4.15    Taxes.
Grantor shall pay and discharge all Taxes prior to the date on which penalties are attached thereto unless and to the extent only that such Taxes are contested in accordance with the terms of the Security Instrument.
Section 4.16    Lender's Rights to Pay and Perform.
If, following the occurrence of an Event of Default that continues beyond expiration of any applicable notice and/or cure period, Borrower fails to promptly pay or perform any of the Obligations within any applicable grace or cure periods, Lender, and without waiving or releasing any Obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower. At the option of Lender, following the occurrence of an Event of Default that continues beyond expiration of any applicable notice and/or cure period, Lender may (i) enter upon the Property for that purpose and take all action thereon as Lender considers necessary or appropriate; and/or apply any undisbursed Loan proceeds to the satisfaction of the conditions of the Loan Documents, irrespective of the allocation of such Loan proceeds in the budget. Without limiting the generality of the foregoing, Lender may increase the Loan Amount to pay directly from the proceeds of the Loan all interest bills rendered by Lender in connection with the Loan, and following the occurrence of an Event of Default that continues beyond expiration of any applicable notice and/or cure period, may make additional advances on the Loan directly to the General Contractor, the title insurance company, any subcontractor or material supplier, or to any of them jointly. The execution hereof by Borrower shall, and hereby does, constitute an irrevocable authorization so to advance the proceeds of the Loan. No further direction or authorization from Borrower shall be necessary to warrant such direct

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advances. Each advance shall be secured by the Security Instruments and shall satisfy the obligations of Lender hereunder to the extent of the amount of the advance. Lender has the right but is under no obligation to make such additional advances or increase the Loan Amount.
Section 4.17    Reimbursement; Interest.
If Lender shall incur any Expenses or pay any Claims by reason of the Loan or the rights and remedies provided under the Loan Documents (regardless of whether or not any of the Loan Documents expressly provide for an indemnification by Borrower against such Claims), Lender's payment of such Expenses and Claims shall constitute advances to Borrower which shall be paid by Borrower to Lender on demand, together with interest thereon from the date incurred until paid in full at the rate of interest then applicable to the Loan under the terms of the Note. Each advance arising out of the Environmental Agreement shall not be secured by the Security Instrument. All other advances shall be secured by the Security Instrument and the other Loan Documents as fully as if made to Borrower, regardless of the disposition thereof by the party or parties to whom such advance is made. Notwithstanding the foregoing, however, in any action or proceeding to foreclose the Security Instruments or to recover or collect the Obligations, the provisions of Law governing the recovery of costs, disbursements and allowances shall prevail unaffected by this Section.
Section 4.18    Notification by Borrower.
Borrower will promptly give Notice to Lender of the occurrence of any Event of Default hereunder or under any of the other Loan Documents. Borrower will also promptly give Notice to Lender of any claim of a default by Borrower, or any claim by Borrower of a default by any other party, under the Architect's Contract, the Construction Contract or any Lease.
Section 4.19    Indemnification by Borrower.
Borrower agrees to indemnify Lender and to hold Lender harmless from and against, and to defend Lender by counsel approved by Lender against, any and all Claims directly or indirectly arising out of or resulting from any transaction, act, omission, event or circumstance in any way connected with the Property or the Loan, including any Claim arising out of or resulting from (a) Construction of the Improvements, including any defective workmanship or materials; (b) any failure by Borrower to comply with the requirements of any Laws or to comply in all material ways with any agreement that applies or pertains to the Property, including any agreement with a broker or “finder” in connection with the Loan or other financing of the Property; (c) any other Event of Default hereunder or under any of the other Loan Documents that continues beyond expiration of any applicable notice and/or cure period; or (d) any assertion or allegation that Lender is liable for any act or omission of Borrower or any other Person in connection with the ownership, development, financing, operation or sale of the Property; provided, however, that Borrower shall not be obligated to indemnify Lender with respect to any Claim arising solely from the gross negligence or willful misconduct of Lender. The agreements and indemnifications contained in this Section shall apply to Claims arising both before and after the repayment of the Loan and shall survive the repayment of the Loan, any foreclosure or deed, assignment or conveyance in lieu thereof and any other action by Lender to enforce the rights and remedies of Lender hereunder or under the other Loan Documents.

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Section 4.20    Fees and Expenses.
Borrower shall pay all fees, charges, costs and expenses required to satisfy the conditions of the Loan Documents. Without limitation of the foregoing, Borrower will pay, when due, and if paid by Lender will reimburse Lender on demand for, all fees and expenses of the Construction Inspector, the title insurer, environmental engineers, appraisers, surveyors and Lender's counsel in connection with the closing, administration, modification or any “workout” of the Loan, or the enforcement of Lender's rights and remedies under any of the Loan Documents.
Section 4.21    Appraisals.
Lender may obtain from time to time an appraisal of all or any part of the Property and Collateral, prepared in accordance with written instructions from Lender, from a third-party appraiser reasonably satisfactory to, and engaged directly by, Lender. The cost of one such appraisal, including any costs for internal review thereof, obtained by Lender in each calendar year and the cost of each such appraisal obtained by Lender following the occurrence of an Event of Default that continues beyond expiration of any applicable notice and/or cure period shall be borne by such Borrower and shall be paid by such Borrower promptly following demand.
Section 4.22    Leasing.
Borrower agrees that it shall not allow all or any portion of the Property to be occupied pursuant a Lease or otherwise without first receiving Lender’s written consent, such consent not to be unreasonably , conditioned or delayed. In the event that Lender consents to Borrower’s leasing of said Property, Borrower agrees to fully comply with all material terms, conditions and provisions of such Leases.
Section 4.23    Income from Property.
Borrower shall first apply any and all income from the Property to pay any and all amounts due under the Loan Documents and any costs and expenses associated with the ownership and maintenance of the Property and Improvements to protect Lender’s security interest therein. Upon the occurrence and continuance of an Event of Default, no income from the Property shall be distributed or paid to any member, partner, shareholder, or, if Borrower is a trust, beneficiary or trustee, unless and until all such costs and expense which are due under the Loan Documents have been paid in full.
Section 4.24    Board Composition.
Borrower agrees that for so long as any Obligations remain outstanding under the Loan Documents and this Agreement, the Lender Director shall be so designated as a director on the Board of Directors of 4Front.
Section 4.25    Good Repair.
Grantor agrees to keep the Collateral in good repair and not commit any waste and to defend the title to the Collateral for the benefit of the Lender against all claims and demands;

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Article V Negative Covenants.
Each Borrower and Grantor covenants, on behalf of itself and each other Borrower and Grantor hereunder, as of the closing of the Loan and until such time as all Obligations shall be indefeasibly paid and performed in full, the following:
Section 5.1 Conditional Sales.
Except for copiers, scanners, printers, telephone systems and other general office equipment, Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract or lease or as to which the vendor retains title or a security interest, without the prior written consent of Lender.
Section 5.2 Changes to Plans and Specifications.
Borrower shall not make or permit any material changes in the Plans and Specifications, including any such changes that alter, diminish or add to the work to be performed or change the design of the Improvements in any material way, without the prior written consent of Lender and under such reasonable conditions as Lender may establish. Lender's prior written consent shall not be required, however, as to any change order which (a) individually does not cause the fixed or guaranteed maximum price of the Construction Contract to be increased or decreased by more than Three Hundred Thousand Dollars ($300,000) and, when added to all previous change orders, does not cause such price to be increased or decreased by more than Five Hundred Thousand Dollars ($500,000) in the aggregate, (b) does not result in a material change to the design of the Improvements, and (c) has been approved in writing by the Architect, and any Governmental Authority, tenant or other party whose approval is required.
Section 5.3 Insurance Policies and Bonds.
Borrower shall not do or permit to be done anything that would affect the coverage or indemnities provided for pursuant to the provisions of any insurance policy, performance bond, labor and material payment bond or any other bond given in connection with the Construction of the Improvements.
Section 5.4 Commingling.
Grantor shall not commingle the funds and other assets of Grantor with those of any Affiliate or any other Person.

Section 5.5 No Additional Debt.
Except as may otherwise be approved in advance in writing by Lender, Grantor shall not incur any additional debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (a) the Loan and (b) advances or trade debt or accrued expenses incurred in the ordinary course of business and (c) the existing debt of 4Front Ventures in the original principal amount of approximately
$5,000,0000.00.
No other debt may be secured by the Property or Collateral, whether senior, subordinate or pari passu.

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Section 5.6 Sanctions.
Borrower shall not, directly or indirectly, use the proceeds of the Loan, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund the activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction being financed by the Loan, whether as underwriter, advisor, investor or otherwise) of Sanctions.
Section 5.7 No Sale without Lender Consent.
Grantor shall not sell, exchange, transfer, assign, lease or otherwise dispose of or deal in any way with Collateral or release, surrender or abandon possession of Collateral or move or transfer Collateral, or enter into any agreement or undertaking to do any of the foregoing except as may be permitted in this Agreement or in the ordinary course of Grantor’s business, and any Proceeds therefrom shall be held in trust for the Lender.

Section 5.8 No additional Liens.
Grantor shall not create or permit to exist any encumbrance against any of the Collateral except the Security Interest created by this Agreement or approved by Lender in writing.
Section 5.9 No Name Change; Jurisdiction Change.
Grantor shall not to change its name, its principal place of business, its chief executive office, registered office, records office, head office, jurisdiction of formation or the location of any of the Collateral without giving 30 days’ prior written notice thereof to the Lender.
Article VI Events of Default.
The occurrence or happening, from time to time, of any one or more of the following shall constitute an “Event of Default” under this Agreement:
Section 6.1 Payment Default.
Any Borrower fails to pay any Obligation under this Agreement within fifteen (15) days following the date when due, whether on the scheduled due date or upon acceleration, maturity or otherwise; provided, however, the foregoing fifteen (15) day grace period shall not apply to amounts due at maturity.
Section 6.2 Default Under Other Loan Documents.
An Event of Default (as defined therein) occurs under the Note or the Security Instruments or any other Loan Document, or any Grantor or any Guarantor fails to promptly pay, perform, observe or comply with any term, obligation or agreement contained in any of the Loan Documents (within any applicable grace or cure period).

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Section 6.3 Accuracy of Information; Representations and Warranties.
Any information contained in any financial statement, schedule, report or any other document delivered by a Grantor or Guarantor to Lender in connection with the Loan proves at any time not to be true and accurate in all material respects, or any Grantor, Guarantor or any other Person shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement or in any other Loan Document or other document, certificate or opinion delivered to Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect either on the date when made or on the date when reaffirmed pursuant to the terms of this Agreement.
Section 6.4 Deposits.
Any Borrower fails to deposit funds with Lender, in the amount requested by Lender, pursuant to the provisions of Section 4.3 or Section 4.11, within ten (10) days from the effective date of a Notice from Lender requesting such deposit, or any Borrower fails to deliver to Lender any Condemnation Awards or Insurance Proceeds within ten (10) days after such Borrower's receipt thereof.
Section 6.5 Insurance Obligations.
Any Grantor fails to promptly perform or comply with any of the covenants contained in the Loan Documents with respect to maintaining insurance, including the covenants contained in Section 4.9.
Section 6.6 Other Obligations.
Any Grantor fails to promptly perform or comply with any of the Obligations set forth in this Agreement (other than those expressly described in other Sections of this Article), and such failure continues uncured for a period of thirty (30) days after Notice from Lender to such Grantor, unless (a) such failure, by its nature, is not capable of being cured within such period, and (b) within such period, such Grantor commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (c) such Grantor causes such failure to be cured no later than ninety (90) days after the date of such Notice from Lender.
Section 6.7 Progress of Construction.
Construction of the Improvements is abandoned or is discontinued for a period of more than thirty
(30) consecutive days other than as a result of Force Majeure and weather-related delays.
Section 6.8 Damage to Improvements.
The Improvements are substantially damaged or destroyed by fire or other casualty and Lender determines in its reasonable discretion that the Improvements cannot be restored and completed in accordance with the terms and provisions of this Agreement and the Security Instrument.
Section 6.9 Lapse of Permits or Approvals.
Any permit, license, certificate or approval that any Borrower is required to obtain with respect to the construction, operation, development, leasing or maintenance of the Improvements or the Property lapses or ceases to be in full force and effect.

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Section 6.10    Intentionally Omitted.
Section 6.11    Mechanic's Lien.
A lien for the performance of work or the supply of materials filed against the Property, or any stop notice served on any Borrower, the General Contractor or Lender, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service.
Section 6.12    Survey Matters.
Any Survey required by Lender during the period of construction shows any matter which in Lender's reasonable judgment would materially interfere with the Construction of the Improvements or the operation or use of the Property, and such matter is not removed within a period of thirty (30) days after Notice thereof by Lender to such Borrower.
Section 6.13    General Contractor Default.
The General Contractor defaults under the Construction Contract in a manner which Lender deems to be material, and, unless otherwise agreed in writing by Lender, any Borrower fails promptly to exercise its rights and remedies under the Construction Contract with respect to such default.
Section 6.14    Intentionally Omitted.
Section 6.15    Bankruptcy.
Any Grantor or any Guarantor files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against any Grantor, or any Guarantor and such involuntary bankruptcy petition continues undismissed for a period of ninety (90) days after the filing thereof.
Section 6.16    Appointment of Receiver, Trustee, Liquidator.
Any Grantor or any Guarantor applies for or consents in writing to the appointment of a receiver, trustee or liquidator of any Borrower, any Guarantor, the Property, or all or substantially all of the other assets of any Grantor or any Guarantor, or an order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor appointing a receiver, trustee or liquidator of any Grantor any Guarantor, the Property, or all or substantially all of the other assets of Grantor or any Guarantor.
Section 6.17    Inability to Pay Debts.
Any Borrower or any Guarantor becomes unable or admits in writing its inability or fails generally to pay its debts as they become due.
Section 6.18    Judgment.
A final nonappealable judgment for the payment of money involving more than $250,000.00 is entered against any Grantor or any Guarantor, and such Grantor or such Guarantor fails to discharge the same, or fails to cause it to be discharged or bonded off to Lender's satisfaction, within sixty (60) days from the date of the entry of such judgment.

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Section 6.19    Dissolution; Change in Business Status.
Unless the written consent of Lender is previously obtained, all or substantially all of the business assets of any Grantor or any Guarantor are sold, any Grantor or any Guarantor is dissolved, or there occurs any change in the form of business entity through which any Grantor, or any Guarantor presently conducts its business or any merger or consolidation involving any Grantor, or any Guarantor.
Section 6.20    Intentionally Omitted.
Section 6.21    Intentionally Omitted.
Section 6.22    Material Adverse Change.
In the reasonable opinion of Lender, the prospect of payment or performance of all or any part of the Obligations has been impaired because of a material adverse change in the financial condition, results of operations, business or properties of any Grantor, any Guarantor or any other Person liable for the payment or performance of any of the Obligations.
Section 6.23    Forfeiture.
A judicial or nonjudicial forfeiture or seizure proceeding is commenced by a Governmental Authority and remains pending with respect to any Property or any part thereof, on the grounds that such Property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any Person pursuant to any Law, regardless of whether or not the Property or the Security Instruments shall become subject to forfeiture or seizure in connection therewith.
Section 6.24    Guaranty
A default or failure of Guarantor to comply with the provisions set forth in the Guaranty.
Article VII Remedies on Default.
Section 7.1 Remedies on Default.
Upon the happening of any Event of Default, Lender shall have the right, in addition to any other rights or remedies available to Lender under the Security Instruments or any of the other Loan Documents or under applicable Law, to exercise any one or more of the following rights and remedies:
(a)Lender may terminate any obligation to advance any further principal of the Loan pursuant to this Agreement by Notice to Borrowers.
(b)Lender may accelerate all of Borrowers’ Obligations under the Loan Documents, whether or not matured and regardless of the adequacy of any other collateral securing the Loan, whereupon such Obligations shall become immediately due and payable, without notice of default, acceleration or intention to accelerate, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind or character except as otherwise set forth in this Agreement (all of which are hereby waived by Borrowers).

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(c)Lender may apply to any court of competent jurisdiction for, and obtain appointment without bond of, a receiver for any and all Property and Collateral. Grantor consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Lender.
(d)Lender may set off the amounts due to Lender under the Loan Documents, whether or not matured and regardless of the adequacy of any other collateral securing the Loan, against any and all accounts, credits, money, securities or other property of Borrowers now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrowers, without notice to or the consent of Borrowers.
(e)Lender may enter into possession of any and all Property and perform any and all work and labor necessary to complete the Construction of the Improvements (whether or not in accordance with the Plans and Specifications) and to employ watchmen to protect such Property and the Improvements. All sums expended by Lender for such purposes shall be deemed to have been advanced to Borrowers under the Note and shall be secured by the Security Instruments. For this purpose, each Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution, which power is coupled with an interest and cannot be revoked, to complete the work in the name of such Borrower, and hereby empowers said attorney or attorneys, in the name of any Borrower or Lender:
(i)To use any funds of Borrowers including any balance which may be held by Lender and any funds which may remain unadvanced hereunder for the purpose of completing the Construction of the Improvements, whether or not in the manner called for in the Plans and Specifications;
(ii)To make such additions and changes and corrections to the Plans and Specifications as shall be necessary or desirable in the commercially reasonable judgment of Lender to complete the Construction of the Improvements;
(iii)To employ such contractors, subcontractors, agents, architects and inspectors as shall be necessary or desirable for said purpose;
(iv)To pay, settle or compromise all existing bills and claims which are or may be liens against any Property, or may be necessary or desirable for the completion of the work or the clearance of title to any Property;
(v)To execute all applications and certificates which may be required in the name of any Borrower;
(vii)To file for record, at Borrowers’ cost and expense and in any Borrower's name, any notices of completion, notices of cessation of labor, or any other notices that Lender in its sole and absolute discretion may consider necessary or desirable to protect its security;
(viii)To prosecute and defend all actions or proceedings in connection with the Construction of the Improvements and to take such actions and to require such performance as Lender may deem reasonably necessary; and
(ix)To do any and every act with respect to the Construction of the Improvements which any Borrower may do in its own behalf.

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(f)Lender may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Lender or elsewhere upon such commercially reasonable terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit, or for future delivery, without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Lender’s request, to assemble the Collateral, or any part thereof, and make it available to the Lender at places that the Lender shall reasonably select, whether at such Grantor’s premises or elsewhere. Lender shall have the right to enter Grantor’s premises to take possession of the Collateral by any method permitted by law and to collect any and all proceeds and rents, income, and profits received in connection with the Collateral.
(h) Lender may exercise any and all other rights and remedies under this Agreement, the Loan Documents or at Law (including the Uniform Commercial Code), equity or otherwise.
Without limitation of the foregoing, upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code (Title 11 of the United States Code, as in effect from time to time), any obligation of Lender to make advances shall automatically terminate, and the unpaid principal amount of the Loan outstanding and all interest and other amounts payable hereunder and under the Note and other Loan Documents shall automatically become due and payable, in each case without further act of Lender.
Section 7.2 No Release or Waiver; Remedies Cumulative and Concurrent.
Borrowers and Grantors shall not be relieved of any Obligation by reason of the failure of Lender to comply with any request of a Borrower or Grantor or of any other Person to take action to foreclose on the Property or Collateral under the Security Instruments or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of any Property. No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein. No delay or omission on the part of Lender to exercise any option for acceleration of the maturity of the Obligations, or for foreclosure of the Security Instruments following any Event of Default as aforesaid, or any other option granted to Lender hereunder in any one or more instances, or the acceptance by Lender of any partial payment on account of the Obligations shall constitute a waiver of any such Event of Default and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan Documents, or now or hereafter existing at Law or in equity or by statute. Every right, power and remedy given by the Loan Documents to Lender shall be concurrent and may be pursued separately, successively or together against any Borrower or any Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender. All notice and cure periods provided in this Agreement or in any Loan Document shall run concurrently with any notice or cure periods provided by Law. To the extent permitted by Law, each Grantor waives all claims, damages and demands it may acquire against any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such

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notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.
Article VIII Miscellaneous.
Section 8.1 Further Assurances; Authorization to File Documents.
At any time, and from time to time, upon reasonable request by Lender, Borrowers and Grantors will, at Borrowers’ expense, (a) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates and other documents as may, in the opinion of Lender, be reasonably necessary or desirable in order to complete, perfect or continue and preserve the lien of the Security Instruments. Upon any failure by a Borrower or Grantor to do so, Lender may make, execute and record any and all such instruments, certificates and other documents for and in the name of such Borrower or Grantor, all at the sole expense of Borrowers, and Borrowers and Grantors hereby appoints Lender the agent and attorney-in-fact of Borrowers and Grantors to do so, this appointment being coupled with an interest and being irrevocable. Without limitation of the foregoing, Borrowers and Grantors irrevocably authorize Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements deemed necessary or desirable by Lender to establish or maintain the validity, perfection and priority of the security interests granted in the Security Instruments or hereunder, and each Borrower and Grantor ratifies any such filings made by Lender prior to the date hereof. In addition, at any time, and from time to time, upon request by Lender, Borrowers and Grantors will, at Borrowers’ expense, provide any and all further instruments, certificates and other documents as may, in the opinion of Lender, be reasonably necessary or desirable in order to verify Borrowers’ and Grantors’ identity and background in a manner reasonably satisfactory to Lender.
Section 8.2 No Warranty by Lender.
By accepting or approving anything required to be observed, performed or fulfilled by Borrowers or to be given to Lender pursuant to this Agreement, including any certificate, Survey, receipt, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Lender.
Section 8.3 Standard of Conduct of Lender.
Nothing contained in this Agreement or any other Loan Document shall limit the right of Lender to exercise its business judgment or to act, in the context of the granting or withholding of any advance or consent under this Agreement or any other Loan Document, in a subjective manner, whether or not objectively reasonable under the circumstances, so long as Lender's exercise of its business judgment or action is made or undertaken in good faith. Borrowers and Lender intend by the foregoing to set forth and affirm their entire understanding with respect to the standard pursuant to which Lender's duties and obligations are to be judged and the parameters within which Lender's discretion may be exercised hereunder and under the other Loan Documents. As used herein, “good faith” means honesty in fact in the conduct and transaction concerned.

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Section 8.4 No Partnership.
Nothing contained in this Agreement shall be construed in a manner to create any relationship between Borrowers and Lender other than the relationship of borrower and lender and Borrowers and Lender shall not be considered partners or co-venturers for any purpose on account of this Agreement.
Section 8.5 Severability.
In the event any one or more of the provisions of this Agreement or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any other respect, or in the event any one or more of the provisions of any of the Loan Documents operates or would prospectively operate to invalidate this Agreement or any of the other Loan Documents, then and in either of those events, at the option of Lender, such provision or provisions only shall be deemed null and void and shall not affect the validity of the remaining Obligations, and the remaining provisions of the Loan Documents shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.
Section 8.6 Authorized Signers.
Lender is authorized to rely upon the continuing authority of the Authorized Signers to bind any Borrower and Grantor with respect to all matters pertaining to the Loan and the Loan Documents. Such authorization may be changed only upon written notice addressed to Lender accompanied by evidence, reasonably satisfactory to Lender, of the authority of the Person giving such notice. Such notice shall be effective not sooner than five (5) Business Days (as defined in the Note) following receipt thereof by Lender.
Section 8.7 Notices.
All Notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, postage prepaid, addressed to the party to whom directed at the applicable address set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed), by facsimile or by e-mail to the addresses set forth below. Any Notice shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile or e-mail, upon receipt; provided that service of a Notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.
The address and fax number of Borrowers and Grantors are:
Linchpin Investors, LLC c/o 4Front Holdings LLC
5060 N. 40th Street, Suite 120
Phoenix, Arizona 85018
Attention: Leo Gontmakher, Member

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Email:

With a copy to:

Snell & Wilmer
Attn: Jeffrey A. Scudder 400 E Van Buren St., #1900
Phoenix, AZ 8500-2202 Email: jscudder@swlaw.com
The address and fax number of Lender are: LI Lending, LLC,
13037 NE Bel-Red Rd Suite 150,
Bellevue, WA 98005 Attention: Roman Tkachenko
Email: roman@directsourceseafood.com
With a copy to:
With courtesy copies to, which shall not constitute notice,
Peterson Russell Kelly Livengood PLLC Attn: David C. Kelly and Patrick M. Moran 10900 NE 4th Street, Suite 1850
Bellevue, Washington 98004
Fax No. (425) 451-0714
Email: pmoran@prklaw.com; dkelly@prklaw.com

Section 8.8 Permitted Successors and Assigns; Disclosure of Information.
(a)Each and every one of the covenants, terms, provisions and conditions of this Agreement and the Loan Documents shall apply to, bind and inure to the benefit of Borrowers and Grantors, its successors and those assigns of Borrowers and Grantors consented to in writing by Lender, and shall apply to, bind and inure to the benefit of Lender and the endorsees, transferees, successors and assigns of Lender, and all Persons claiming under or through any of them.
(b)Each Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion. Any such transfer, assignment, pledge or hypothecation made or attempted by any Borrower without the prior written consent of Lender shall be void and of no effect. No consent by Lender to an assignment shall be deemed to be a waiver of the requirement of prior written consent by Lender with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.
(c)Upon at least fifteen (15) days prior written notice to Borrower, Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants. Upon receipt of such notice, Borrowers shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such

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assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were Lender hereunder. Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan, any credit or other information on any Property (including environmental reports and assessments), any Borrower, any of Borrower's principals or Guarantor, to any actual or prospective assignee or participant, to any regulatory body having jurisdiction over Lender, or to any other party as necessary or appropriate in Lender's reasonable judgment.
None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except by instrument in writing executed by the party or parties against whom enforcement of the change, waiver, modification, discharge or termination is asserted. None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.
Section 8.9 Third Parties; Benefit.
All conditions to the obligation of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time in the sole and absolute exercise of its discretion. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other Person shall have any right or cause of action on account thereof.
Section 8.10    Rules of Construction.
The words “hereof,” “herein,” “hereunder,” “hereto,” and other words of similar import refer to this Agreement in its entirety. The terms “agree” and “agreements” mean and include “covenant” and “covenants.” The words “include” and “including” shall be interpreted as if followed by the words “without limitation.” The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof. All references (a) made in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) made in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (c) to the Loan Documents are to the same as extended, amended, restated, supplemented or otherwise modified from time to time unless expressly indicated otherwise, (d) to the Land, the Improvements or the Property shall mean all or any portion of each of the foregoing owned by or leased by a Borrower, respectively, and (e) to Articles, Sections and Schedules are to the respective Articles, Sections and Schedules contained in this Agreement unless expressly indicated otherwise.
Section 8.11    Counterparts; Electronic Signatures.
This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument. An electronic transmission of this Agreement bearing any person’s signature or an electronic signature shall have the same force and effect as the original of this Agreement bearing such person’s signature or an original signature, as applicable.

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Section 8.12    Signs; Publicity.
At Lender's request, Borrowers shall place a sign at a location on any Property reasonably satisfactory to Lender, which sign shall recite, among other things, that Lender is financing the Construction of the Improvements. Each Borrower expressly authorizes Lender to prepare and to furnish to the news media for publication from time to time news releases with respect to the Property, specifically to include releases detailing Lender's involvement with the financing of the Property.
Section 8.13    Governing Law.
This Agreement shall be governed by and construed, interpreted and enforced in accordance with the Laws of the State.
Section 8.14    Time of Essence.
Time shall be of the essence for each and every provision of this Agreement of which time is an element.
Section 8.15    Electronic Communications.
Lender and Borrowers and Grantors agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet. This data may be transmitted to, received from or circulated among agents and representatives of Borrowers, Grantors and/or Lender and their Affiliates and other Persons involved with the subject matter of this Agreement.
Section 8.16    Forum.
Borrowers and Grantors hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Agreement and to the non-exclusive jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute. Each Borrower and Grantor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that such Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Each Borrower and Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State specified in the governing law section of this Agreement or in which any of the Property or Collateral is located may be made by certified or registered mail, return receipt requested, directed to such Borrower or Grantor at its address for notice set forth in this Agreement, or at a subsequent address of which Lender received actual notice from such Borrower and Grantor in accordance with the notice section of this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against a Borrower and Grantor in any other court or jurisdiction.
Section 8.17    Joint and Several Liability; Single Loan Account
(a)Each Borrower agrees that it is jointly and severally, directly and primarily liable to Lender for payment, performance and satisfaction in full of the Obligations and that such liability is independent

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of the duties, obligations, and liabilities of any other Borrower. Lender may bring a separate action or actions on each, any, or all of the Obligations against any Borrower, whether action is brought against any other Borrower or whether any other Borrower is joined in such action. In the event that any Borrower fails to make any payment of any Obligations on or before the due date thereof, the other Borrower immediately shall cause such payment to be made or each of such Obligations to be performed, kept, observed, or fulfilled.
(b)This Agreement and the Loan Documents to which Borrowers are a party are a primary and original obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to this Agreement or the Loan Documents to which any Borrower is a party. Each Borrower agrees that its liability under this Agreement and the Loan Documents which any Borrower is a party shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against any other Borrower, or the enforcement of any lien or realization upon any security Lender may at any time possess. Each Borrower consents and agrees that Lender shall be under no obligation to marshal any assets of any Borrower against or in payment of any or all of the Obligations.
(c)Each Borrower acknowledges that it is presently informed as to the financial condition of each other Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower hereby covenants that it shall continue to keep informed as to the financial condition of each other Borrower, the status of each other Borrower and of all circumstances which bear upon the risk of nonpayment. Absent a written request from any Borrower to Lender for information, each Borrower hereby waives any and all rights it may have to require Lender to disclose to such Borrower any information which Lender may now or hereafter acquire concerning the condition or circumstances of any other Borrower.
(d)Lender shall have right to seek recourse against each Borrower to the fullest extent provided for herein, and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under this Agreement and the Loan Documents shall serve to diminish the liability of either Borrower under this Agreement and the Loan Documents to which Borrowers are a party except to the extent that Lender finally and unconditionally shall have realized indefeasible payment by such action or proceeding.
(e)Lender has agreed, in lieu of maintaining separate loan accounts on Lender’s books in the name of each of the Borrowers, that Lender may maintain a single loan account under the name of all Borrowers (the “Loan Account”). All Loans shall be made jointly and severally to Borrowers and shall be charged to the Loan Account, together with all interest and other charges as permitted under and pursuant to this Agreement. The Loan Account shall be credited with all repayments of Obligations received by Lender, on behalf of Borrowers, from either Borrower pursuant to the terms of this Agreement.

Section 8.18    WAIVER OF JURY TRIAL.
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY

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JURY IN ANY LEGAL PROCEEDING OR ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
EACH PARTY HERETO HEREBY:

(a)CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER;

(b)ACKNOWLEDGES THAT THIS WAIVER AND THE PROVISIONS OF THIS SECTION WERE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS;

(c)CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE;
(d)AGREES AND UNDERSTANDS THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH PROCEEDING OR ACTION, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS OR ANY OTHER AGREEMENT, AND FURTHER AGREES THAT SUCH PARTY SHALL NOT SEEK TO CONSOLIDATE ANY SUCH PROCEEDING OR ACTION WITH ANY OTHER PROCEEDING OR ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED;
(e)AGREES THAT BORROWERS AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING OR ACTION AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL; AND

(f)REPRESENTS AND WARRANTS THAT SUCH PARTY HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.
Section 8.19    USA Patriot Act Notice.
Lender hereby notifies Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of Borrowers and other information that will allow Lender to identify Borrowers in accordance with the Act. Borrowers shall, promptly following a request by Lender, provide all documentation and other information that Lender requests in order to comply with its ongoing obligation under “know your customer” and anti- money laundering rules and regulations, including the Act.

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Section 8.20    Entire Agreement.
The Loan Documents constitute the entire understanding and agreement between Borrowers, Grantors and Lender with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between Borrowers, Grantors and Lender with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents. Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other instrument or agreement, including any other Loan Document, the terms, conditions and provisions of this Agreement shall prevail.
Section 8.21    WASHINGTON NOTICE.
ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT OR TO FORBEAR FROM ENFORCING A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT 10.32

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EXHIBIT 10.32
[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, Borrowers, Grantor and Lender have caused this Amended and Restated Loan and Security Agreement executed as of the date first above written.

EXHIBIT 10.32
BORROWERS/GRANTORS:

LINCHPIN INVESTORS, LLC,
a Delaware limited liability company
By: 4Front Holdings LLC, a Delaware limited liability company, its sole member
By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

LENDER:

LI LENDING, LLC,
a Delaware limited liability company as Lender

By:     Name:
Title:

Name: Nicolle Dorsey Title: CFO

401 EAST MAIN STREET LLC, a Delaware limited liability company
By: Linchpin Investors, LLC,
a Delaware limited liability company
By: 4Front Holdings LLC, a Delaware limited liability company, its sole member
By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

Name: Nicolle Dorsey Title: CFO
IL GROWN MEDICINE LLC, an Illinois limited liability company

By:         Name: Joshua N. Rosen,
Title:    President

EXHIBIT 10.32
SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, Borrower, Grantor and Lender have caused this Amended and Restated Loan and Security Agreement executed as of the date first above written.

EXHIBIT 10.32
BORROWERS/GRANTORS: LINCHPIN INVESTORS, LLC,
a Delaware limited liability company

By:
Name:
Title: Manager

401 EAST MAIN STREET LLC, a Delaware limited liability company

LENDER:
LI LENDING, LLC,
a Delaware limited liability company as Lender

By:     Name: Roman Tkachenko
Title: Manager

By:
Name:
Title:    Manager

IL GROWN MEDICINE LLC, an Illinois limited liability company

By:
Name:
Title:    Manager

8554 S. COMMERCIAL AVE, LLC, a Delaware
limited liability company

By:
Name:
Title:    Manager

883 HYDE PARK AVE, LLC, a Delaware
limited liability company

By:
Name:
Title:    Manager

EXHIBIT 10.32
[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, Borrower, Grantor and Lender have caused this Amended and Restated Loan and Security Agreement executed as of the date first above written.

GRANTORS:    GRANTORS:

4FRONT NEVADA CORP., a Nevada corporation By: Name: Nicolle Dorsey Title: Authorized Signor	4FRONT U.S. HOLDINGS, INC., a Delaware corporation By: Name: Nicolle Dorsey Title: Authorized Signor
4FRONT VENTURES CORP. By: Name: Nicolle Dorsey Title: Authorized Signor	4FRONT HOLDINGS, LLC, a Delaware limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor
BRIGHTLEAF DEVELOPMENT, LLC, a Washington limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor	PURE RATIOS HOLDINGS INC., a Delaware corporation By: Name: Nicolle Dorsey Title: Authorized Signor
REAL ESTATE PROPERTIES LLC, a Washington limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor	4FRONT ADVISORS, LLC, a Delaware limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor
AG-GROW IMPORTS, LLC, a Washington limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor	MISSION PARTNERS USA, LLC, a Delaware limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor
FULLER HILL DEVELOPMENT CO. LLC, a Washington limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor	MISSION PARTNERS IP, LLC, a Delaware limited liability company By: Name: Nicolle Dorsey Title: Authorized Signor

EXHIBIT 10.32
[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, Borrowers, Grantor and Lender have caused this Amended and Restated Loan and Security Agreement executed as of the date first above written.

8554 S. COMMERCIAL AVE, LLC, a Delaware
limited liability company
By: Linchpin Investors, LLC, a Delaware limited liability company
By: 4Front Holdings LLC, a Delaware limited liability company, its sole member By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

Name: Nicolle Dorsey Title: CFO

883 HYDE PARK AVE, LLC, a Delaware
limited liability company
By: Linchpin Investors, LLC, a Delaware limited liability company
By: 4Front Holdings LLC, a Delaware limited liability company, its sole member By: 4Front U.S. Holdings, Inc., a Delaware Corporation, its sole member

Name: Nicolle Dorsey Title: CFO

EXHIBIT 10.32
[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, Borrowers, Grantor and Lender have caused this Amended and Restated Loan and Security Agreement executed as of the date first above written.

BORROWERS/GRANTORS:
4FRONT CALIFORNIA CAPITAL HOLDINGS, INC., a California
corporation F/K/A Cannex Holdings (California) Inc.

By:     Name: Nicolle Dorsey
Title:    Authorized Signor

HEALTHY PHARMS, INC., a Massachusetts corporation

By:     Name: Nicolle Dorsey
Title:    Authorized Signor

EXHIBIT 10.32
[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, Borrower, Grantor and Lender have caused this Amended and Restated Loan and Security Agreement executed as of the date first above written.

GRANTORS:    GRANTORS:

EXHIBIT 10.32
PHX INTERACTIVE LLC, an Arizona limited liability company

By:      Name: Nicolle Dorsey
Title:    Authorized Signor

PURE RATIOS HOLDINGS INC., a Delaware
corporation

By:      Name: Nicolle Dorsey
Title:    Authorized Signor

ADROIT CONSULTING GROUP LLC, a
Maryland limited liability company

By:      Name: Nicolle Dorsey
Title: Authorized Signor

EXHIBIT 10.32
Schedule 1
Definitions
Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:
“4Front Ventures” means 4Front Ventures Corporation, a corporation existing under the laws of the Province of British Columbia.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Approved Manager” means any Borrower, any manager of Borrower, or any other reputable and creditworthy property manager, subject to the prior written approval of Lender, which written approval may be evidenced by e-mail confirmation, not to be unreasonably withheld, conditioned or delayed.
“Architect” means one or more architects for the Improvements approved by Lender in its reasonable discretion.
“Architect's Contract” means the agreement by and between any Borrower, as owner or lessee of the Property, and the Architect, as architect, and any other contract for architectural services relating to the Construction of the Improvements between any Borrower and an architect, and approved in writing by Lender, as the same may be amended from time to time with the prior written approval of Lender, such approval not to be unreasonable withheld, conditioned or delayed.
“Authorized Signer” means any signer of this Agreement, acting alone, or any other representative of Borrower or Grantor duly designated and authorized by Borrower or Granor to bind Borrower or Grantor with respect to all matters pertaining to the Loan and the Loan Documents.
“Banking Day” means any day that is not a Saturday, Sunday or banking holiday in the State.
“Casualty” means any act or occurrence of any kind or nature that results in damage, loss or destruction to the Property.
“Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor statute.
“Claim” means any liability, suit, action, claim, demand, loss, expense, penalty, fine, judgment or other cost of any kind or nature whatsoever, including reasonable fees, costs and expenses of attorneys, consultants, contractors and experts.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means any and all assets now existing or hereafter acquired of the Grantors, including but not limited to, all Accounts; Chattel Paper; Contracts; Deposit Accounts and all moneys; Documents;

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Equipment; General Intangibles; Instruments; Intellectual Property; Inventory; Investment Property; Letter- of-Credit Rights; Farm Products; Goods; Contract Rights, insurance proceeds, licenses, patents, trademarks, goodwill, securities and a l l P r o ceed s, books and records pertaining to the foregoing. Capitalized used in this section shall have the meaning given to them in the Uniform Commercial Code in the jurisdiction where the Collateral is located.
“Company” shall have the meaning set forth in Section 3.17.
“Completion of Construction” means, with respect to the Construction of the Improvements or any component thereof, the satisfaction of all of the conditions of Section 4.
“Condemnation” means any taking of title to, use of, or any other interest in the Property under the exercise of the power of condemnation or eminent domain, whether temporarily or permanently, by any Governmental Authority or by any other Person acting under or for the benefit of a Governmental Authority.
“Condemnation Awards” means any and all judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, or in connection with, any Condemnation or threatened Condemnation.
“Construction Contract” means the agreement, by and between a Borrower, as owner or lessee, and the General Contractor, as general contractor, and any other contract for the Construction of the Improvements on the Property between a Borrower and a contractor, and approved in writing by Lender, as the same may be amended from time to time with the prior written approval of Lender, such approval not to be unreasonably withheld, conditioned or delayed.
“Construction Inspector” means one or more Persons appointed or designated by Lender from time to time to inspect the progress of the Construction of the Improvements and the conformity of construction with the Plans and Specifications, the Budget and the Project Schedule, and to perform such other acts and duties for such other purposes as Lender may from time to time deem appropriate or as may be reasonably required by the terms of this Agreement.
“Construction Inspector Report” means a written report from the Construction Inspector due to Lender on a specified predetermined day of each month, acceptable to Lender in its reasonable discretion.
“Construction of the Improvements” means the development of the Land and/or the construction of the Improvements.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” or “Controlled” have meanings correlative thereto.
“Dispute” means any controversy, claim or dispute between or among the parties to this Agreement, including any such controversy, claim or dispute arising out of or relating to (a) this Agreement,
(b) any other Loan Document, (c) any related agreements or instruments, or (d) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort).
“Environmental Agreement” means an Environmental Indemnification and Release Agreement required by Lender that is entered into by each Borrower and Lender pertaining to the Borrower’s

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EXHIBIT 10.32
Property as a condition to obtaining Loan proceeds, as the same may from time to time be extended, amended,

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EXHIBIT 10.32
restated or otherwise modified. The Obligations arising out of the Environmental Agreement are not secured by the Security Instruments.
“Environmental Laws” shall have the meanings proscribed to them in the applicable Environmental Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Event of Default” means any event or circumstance specified in Article VI and the continuance of such event or circumstance beyond the applicable grace and/or cure periods therefor, if any, set forth in Article VI.
“Expenses” means all fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in the Security Instruments or any of the other Loan Documents, including reasonable attorneys' fees, court costs, receiver's fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.
“Financial Statements” means (i) for each reporting party other than an individual, a balance sheet, income statement, statements of cash flow and additional schedules as reasonably determined by Lender: amounts and sources of contingent liabilities, reconciliation of changes in equity, liquidity verification, cash flow projections, real estate schedules providing details on each individual real property in the reporting party's portfolio, including raw land, land under development, construction in process and stabilized properties, any additional schedules as may be reasonably required by Lender, and unless Lender otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of cash flow and additional schedules as reasonably determined by Lender, and amounts and sources of contingent liabilities, sources and uses of cash and liquidity verification, cash flow projections, real estate schedules providing details on each individual real property in the reporting party's portfolio, including raw land, land under development, any additional schedules as may be reasonably required by Lender, and unless Lender otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a “reporting party” and a specified period to which the required Financial Statements relate is a “reporting period”.
“Force Majeure” means strikes, lock-outs, war, civil disturbance, natural disaster, acts of terrorism or acts of God which cause a delay in Borrower's performance of an Obligation related to the work of construction; provided, however, that (a) Borrower must give Notice to Lender within ten (10) days after the occurrence of an event which it believes to constitute Force Majeure, (b) in no event shall Force Majeure extend the time for the performance of an Obligation by more than sixty (60) days, and (c) circumstances that can be remedied or mitigated through the payment of money shall not constitute Force Majeure hereunder to the extent such remedy or mitigation is deemed reasonable by Lender in its sole discretion.
“General Contractor” means one or more general contractors for the Construction of the Improvements approved by Lender in its reasonable discretion.
“GGP” means Gotham Green Partners

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“Governmental Authority” or “Governmental Authorities” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Governing Documents” means the certificate or articles or certificate of incorporation, by-laws, articles or certificate of organization, operating agreement, or other organizational or governing documents of any Person.
“Guarantor” means 4Front Ventures.
“Guaranty” means the Guaranty Agreement of even date herewith executed by Guarantor for the benefit of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.
“Hazardous Materials” shall have the meaning proscribed to it in the applicable Environmental Agreement.
“Improvements” means any and all improvements on the Land owned or leased by any Borrower and encumbered by the Security Instruments and all plans, permits, and authorizations required by or associated with Improvements and the operations conducted in the Property.
Insurance Proceeds” means the insurance claims under and the proceeds of any and all policies of insurance covering the Property or any part thereof, including all returned and unearned premiums with respect to any insurance relating to the Property, in each case whether now or hereafter existing or arising.
“Land” means any and all of the land owned by the Borrowers and described in and encumbered by the Security Instruments.
“Law(s)” means all federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction as may be in effect from time to time; provided, however, the Law shall not include the Controlled Substances Act.
“Lease(s)” means all leases, license agreements and other occupancy or use agreements (whether oral or written), now or hereafter existing, which cover or relate to the Property or any part thereof, together with all options therefor, amendments thereto and renewals, modifications and guaranties thereof, including any cash or security deposited under the Leases to secure performance by the tenants of their obligations under the Leases, whether such cash or security is to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due thereunder.
“Lender Director” means the director designated from time to time by the Lender to the Board of Directors of 4Front Ventures.
“Loan” means the loan from Lender to the Borrowers, the repayment obligations in connection with which are evidenced by the Note.
“Loan Amount” means Forty-Five Million and No/100 Dollars ($45,000,000.00).

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“Loan Documents” means this Agreement, the Note, the Security Instruments, the Environmental Agreements, the Guaranty, the Warrant Certificate and any and all other documents which Borrowers, Guarantor, Grantor or any other party or parties have executed and delivered, or may hereafter execute and deliver, to evidence, secure or guarantee the Obligations, or any part thereof, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.
“Net Proceeds” when used with respect to any Condemnation Awards or Insurance Proceeds, means the gross proceeds from any Condemnation or Casualty remaining after payment of all expenses, including reasonable attorneys' fees, incurred in the collection of such gross proceeds.
“Note” means the Amended and Restated Promissory Note of even date herewith, in an amount equal to the Loan Amount, made by Borrowers to the order of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.
“Notice” means a notice, request, consent, demand or other communication given in accordance with the provisions of Section 8.7 of this Agreement.
“Obligations” means all present and future debts, obligations and liabilities of Borrowers to Lender arising pursuant to, or on account of, the provisions of this Agreement, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all Expenses, indemnification payments, fees and other amounts due at any time under the Security Instruments or any of the other Loan Documents, together with interest thereon as provided in the Security Instruments or such Loan Document; and (c) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which each Borrower is required to perform, observe or comply with pursuant to the terms of this Agreement, the Security Instruments or any of the other Loan Documents. Notwithstanding any language contained in the Loan Documents, the Obligations of each Borrower to pay and perform under the Environmental Agreements are unsecured.
“OFAC” means the U.S. Department of Treasury's Office of Foreign Assets Control.
“Permitted Use” means all costs and expenses in connection with the acquisition, refinance, construction and/or development, fit-out and leasing of Property in which a Borrower hereunder has acquired, or is acquiring an interest (including any fee interest or leasehold interest therein) for Borrower’s cannibas business or that is otherwise approved by Lender in its reasonable discretion and to which Lender has a first position security interest in pursuant to a Security Instrument, including without limitation, all closing costs in connection with an acquisition or refinance of real property, and all costs and expenses incurred in connection with the acquisition of machinery, equipment, supplies and other materials required to operate Borrower’s business. The Loan proceeds may also be used to pay interest on the Loan and pay any seller note or other debt obligation in connection with a Borrower’s purchase and acquisition of Property hereunder.
“Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity.
“Plans and Specifications” means any and all plans and specifications prepared in connection with the Construction of the Improvements and approved in writing by Lender (such approval not to be unreasonably withheld, conditioned or delayed), as the same may from time to time be amended with the

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prior written approval of Lender. All of the Plans and Specifications for the Improvements shall be attached as Schedule 6.
“Project Schedule” means the schedule for commencement and completion of the Construction of the Improvements approved by the Lender.
“Property” means the Land, Improvements, plans and permits and tangible and intangible personal property owned (or, if consented to by Lender on terms reasonably satisfactory to Lender in its sole discretion, leased pursuant to a long-term lease of not less than 15 years) by any Borrower and conveyed and encumbered by the Security Instruments.
“Sanctions” means, collectively, any sanctions administered or enforced by the United States Government, including OFAC, the United Nations Security Council, the European Union, Her Majesty's Treasury, or other relevant sanctions authority.
“Security Instrument” means any deed of trust, mortgage, lien, charge, encumbrance, assignment, pledge, financing statement, lease or other document intended as a security device that is executed by a Borrower and/or Grantor for the benefit of Lender to secure the Obligations, except for the Obligations arising out of the Environmental Agreements, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified. The Security Instrument shall include any and all such commercially reasonable terms, provisions, and conditions as shall be then required by Lender to grant to a first priority lien on the Property as provided in this Agreement, including, without limitation, assignment of all leases, plans, permits and authorizations.
“State” means the State of Washington.
“Survey” means a map or plat of survey of the Land.
“Taxes” means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority or any communities facilities or other private district on Borrower or on any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.
“Warrant Certificate” means that Warrant Certificate executed by Guarantor and granting Lender Ten Million ($10,000,000) in Class A warrants in 4Front Ventures Corp.

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